                                                                    Exhibit 3.98

                            ARTICLES OF INCORPORATION

                                       OF

                           GOLD CROSS AMBULANCE, INC.

HONORABLE JAMES C. KIRKPATRICK
SECRETARY OF STATE
STATE OF MISSOURI
JEFFERSON CITY, MISSOURI 65401

     The undersigned natural person of more than twenty-one years of, age, for the purpose of forming a corporation under the General and Business Corporation Law of Missouri, adopts the following Articles of Incorporation:

                                  ARTICLE ONE

     The name of the corporation is Gold Cross Ambulance, Inc.

                                  ARTICLE TWO

     The address of the corporation's initial registered office in this State is: 1507 South Noland Road, Independence, Missouri 64055; and the name of its initial registered agent at such address is: Norman Humphrey Jr.

                                 ARTICLE THREE

     The aggregate number, class and par value of shares which the corporation shall have authority to issue shall be Ten Thousand (10,000) shares of stock, each and every share to be of a par value of Ten Dollars ($10.00); all shares to be of one and the same class, with the same rights and privileges and shall have full voting rights.

                                  ARTICLE FOUR

     Shareholders shall be denied pre-emptive rights to acquire additional shares.

                                  ARTICLE FIVE

     The name and address of the sole incorporator is as follows: Norman Humphrey Jr., 1507 South Noland Road, Independence, Missouri 64055.

                                   ARTICLE SIX

     The number of directors to constitute the Board of Directors is two (2). Thereafter, the number of directors shall be fixed by or in the manner provided in the By-Laws of the corporation, and any changes in the Board of Directors shall be reported to the Secretary of State within thirty (30) calendar days of such change.

     The persons to constitute the first Board of Directors are:

                                  Larry Parish
                                  Gloria Parish

                                  ARTICLE SEVEN

     The duration of the corporation is perpetual.

                                  ARTICLE EIGHT

     The corporation is formed for the following purposes:

          1. To own, conduct, operate, maintain and carry on the business of an ambulance service, to provide emergency medical care, to deal in the sale and rental of sickroom equipment and medical supplies, and to do all acts incident to the said business.

          2. To engage in, conduct and carry on in all its various branches and details, the business of importing, exporting, trading, exchanging, handling, negotiating, bartering, bargaining, buying, selling, marketing, distributing, and generally without limit to deal and traffic in all kinds of goods, wares, and merchandise and to exercise in respect thereto all the rights, powers and privileges of owner, broker, agent, sub-agent, or consignee, and to do all lawful things necessary, expedient, or convenient to be done in connection therewith or in aid thereof.

          3. To buy, sell, deal in, lease, operate, hold or; improve, and own real estate, and the fixtures and personal property incidental thereto or connected therewith, and with that end in view, to acquire by purchase, lease, hire; or otherwise, lands, tenements, hereditaments, or interests therein, and to improve the same, and generally to hold; manage, deal with, and improve the property of the company and to sell, lease, mortgage, pledge or otherwise dispose of the lands, tenements, and hereditaments and other property of the company

          4. To acquire and take over any business or undertaking carried on, upon, or in connection with any land or buildings which the company may desire to acquire as aforesaid, or become interested in, and the whole or any of the assets and liabilities of such undertaking, and to carry on the same, or to dispose of, remove, or put an end thereto, or otherwise deal with the same as may be expedient.

          5. To borrow money for its corporate purposes; to make and issue bonds, debentures, promissory notes, shares of its capital stock and other obligations, or either or any thereof, as evidence of its indebtedness so created, or in payment for property, real, mixed or personal, purchased or acquired by it, for services rendered, labor done, or for any lawful purpose or object in and about its business; to negotiate and sell its certificates and to contract for the payment of moneys in the future for such consideration to this corporation and such terms and conditions as in the judgment of its Board of Directors may be expedient and for the best interests of this corporation and its stockholders, and to mortgage, pledge, transfer in trust, hypothecate, or to otherwise encumber or impose charges or liens upon all or any of its property, real, personal, or mixed, wheresoever situate, to secure any bonds, debentures, promissory notes, certificates, or contracts, and any other obligations made, issued or incurred by it, whether as principal or as such surety or guarantor aforesaid, or both.

          6. To purchase, hold and sell and transfer the shares of its own capital stock; to retire or redeem the shares of its own capital stock; provided it shall not use its funds or property for the purchase, retirement, or redemption of its own shares of capital stock when such use would cause any impairment of its capital other than reduction thereof and provided further that shares of its own capital stock belonging to it shall not be voted either directly or indirectly.

          7. To have one or more offices within as well as without the State of Missouri, and in addition to the business, objects and purposes herein stated, to do anything necessary, suitable, useful, expedient, or convenient for the carrying on of any of said businesses; for the accomplishment of any object or purpose; or the exercise of any power herein set forth, or which at any time shall appear to be beneficial to the corporation in connection therewith; and to do any and all of the things herein set forth, and which at any time shall appear to be beneficial, either alone or jointly with others, and to the same extent and as fully as a natural person might or could do in the State of Missouri or elsewhere:

          (i) In general, to carry on any other business in connection with the foregoing and to have and exercise all the powers conferred by the laws of Missouri upon corporations formed under the General and Business Corporation Laws of the State of Missouri; and to do any and all of the things hereinbefore set forth, to the same extent as natural persons might or could do;

          (ii) The several clauses contained in this statement of purpose shall be construed both as purposes and powers, and the statements contained in each clause shall, except where otherwise expressed, be no wise limited or restricted by reference to or inference from the terms of any other clause or clauses, but shall be regarded as independent purposes and powers; the business or purposes of this corporation are from time to time to do any one or more of the acts and things herein set forth, and it is hereby expressly provided that the enumeration of specific purposes and powers shall not be held to limit or restrict in any manner the purposes or powers of this corporation.

     IN WITNESS WHEREOF, these Articles of. Incorporation have been signed this 28th day of December, 1976.


                                        /s/ Norman Humphrey Jr.
                                        ----------------------------------------
                                        Norman Humphrey Jr.

STATE OF MISSOURI   )
                       ss
COUNTY OF JACKSON   )

     I, the undersigned, a Notary Public, do hereby certify that on the 28th day of December, 1976, personally appeared before me Normam Humphrey Jr., who being first duly by me, declared that he is the person who signed the foregoing documents as incorporator, and that the statements therein contained are true.


                                        /s/ Rebecca L. Harz
                                        ----------------------------------------
                                        Notary Public

My Commission Expires:
May 6, 1977

                                STATE OF MISSOURI

                     James C. Kirpatrick, Secretary of State

                              Corporation Division

          Statement of Change of Registered Agent or Registered Office
                       by Foreign or Domestic Corporations

                                  INSTRUCTIONS

          There is no fee for filing this statement. It must be filed in TRIPLICATE (all copies signed and notarized).

          The statement should be sealed with the corporate seal. If it does not have a seal, write "no seal" where the seal would otherwise appear.

          The registered office may be, but need not be, the same as the place of business of the corporation, but the registered office and the business address of the agent must be the same. The corporation cannot act as its own registered agent.

          Any subsequent change in the registered office or agent must be immediately reported to the Secretary of State. These forms are available upon request from the Office of the Secretary of State.

To SECRETARY OF STATE

     Jefferson City, Missouri                                 Charter No. 188426

     The undersigned corporation, organized and existing under the laws of the State of Missouri for the purpose of changing its registered agent or its registered office, or both, in Missouri as provided by the provisions of "The General and Business Corporation Act of Missouri," represents that:

     1. The name of the corporation is Gold Cross Ambulance, Inc.

     2. The name of its PRESENT registered agent (before change) is Norman Humphrey Jr.

     3. The name of the new registered agent is Norman Humphrey Jr.

     4. The address, including street number, if any, of its PRESENT registered office (before change) is 1507 S. Noland Road, Independence, MO 64055

     5. Its registered office (including street number, if any change is to be made) is hereby CHANGED TO 123 West Kansas, Independence, MO 64050

     6. The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

     7. Such change was authorized by resolution duly adopted by the board of directors.

     IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its PRESIDENT OR VICE-PRESIDENT. attested by its SECRETARY; OR ASSISTANT SECRETARY this 19 day of June A.D. 1981.


                                        GOLD CROSS AMBULANCE INC.
                                        ----------------------------------------
                                        NAME OF CORPORATION


                                        By /s/ David Hanaway
                                           -------------------------------------
                                           PRESIDENT OR VICE-PRESIDENT

(Corporate Seal)

Attest:


/s/ X
------------------------------------
SECRETARY OR ASSISTANT SECRETARY

STATE OF MISSOURI   )
                    )   ss.
COUNTY OF JACKSON   )

     I, Frances Heman, a Notary Public, do hereby certify that on the 19th day of June A.D. 1981 personally appeared before me David S. Hanaway who declares he is a President or Vice-President of the corporation, executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

(Notary Seal)


                                        /s/ Frances Heman
                                        ----------------------------------------
                                        NOTARY PUBLIC

                                        My term expires 10-1-84

                                STATE OF MISSOURI

                     James C. Kirpatrick, Secretary of State

                              Corporation Division

                      APPLICATION FOR RESCINDING FORFEITURE

HONORABLE JAMES C. KIRKPATRICK
SECRETARY OF STATE
STATE OF MISSOURI
JEFFERSON CITY, MO. 65101

     WHEREAS, the charter of Gold Cross Ambulance, Inc., a corporation organized or qualified under the laws of Missouri on the 30th day of December, 1976, as forfeited on the 1st day of January, 1981 under the provisions of the General Business laws of Missouri, the undersigned, the last Secretary/(President, Vice President, Secretary or Treasurer), Treasurer hereby requests that such forfeiture be rescinded and herewith submits the following affidavit, a fee of ($50.00 minimum), $50.00 and such reports or documentation as may be required by the office of the Secretary of State to rescind the forfeiture pursuant to
Section 351.540 RSMo 1969.

                                    AFFIDAVIT

STATE OF MISSOURI   )
                    )   ss.
COUNTY OF JACKSON   )

     Mary H. Berkowitz, on his oath, first being duly sworn, states that he is the last Secretary/Treasurer (President, Vice President, Secretary or Treasurer) of Gold Cross Ambulance, Inc., a Missouri corporation; that he is acting as one of and on behalf of the statutory trustees, that the trustees have caused the correction of the condition or conditions giving rise to the forfeiture; that said corporation has not evaded or attempted to evade service of process issued from any court of this State; that it has not attempted to conceal from the general public the location of its principal place of business in this State, nor the address of its President or Secretary, so that the ordinary process of law could not be served upon it; that is has paid to the Missouri Department of Revenue all state taxes which it may owe.


                                        /s/ Mary H. Berkowitz
                                        ----------------------------------------
                                        (The last President, Vice President,
                                        Secretary or Treasurer)
                                        Mary H. Berkowitz

Subscribed and sworn to before me this 17th day of August, 1981

     My Commission expires January 8, 1984.


                                        /s/ Susan J. Wayman
                                        ----------------------------------------
                                        (Notary Public)

                                STATE OF MISSOURI

                    JAMES C. KIRKPATRICK, Secretary of State

                              CORPORATION DIVISION

                      APPLICATION FOR RESCINDING FORFEITURE

HONORABLE JAMES C. KIRKPATRICK
SECRETARY OF STATE
STATE OF MISSOURI
P.O. BOX 778
JEFFERSON CITY, MO. 65102

     WHEREAS, the charter of Gold Cross Ambulance, Inc., a corporation organized or qualified under the laws of Missouri on the 30th day of December, 1976, was forfeited on the 1st day of January, 1986 under the provisions of the General Business laws of Missouri, the undersigned, the last Secretary/Treasurer (President, Vice President, Secretary or Treasurer), hereby requests that such forfeiture be rescinded and herewith submits the following affidavit, a fee of $50.00 ($50.00 minimum), and such reports or documentation as may be required by the office of the Secretary of State to rescind the forfeiture pursuant to
Section 351.540 RSMo 1978.

                                    AFFIDAVIT

STATE OF MISSOURI   )
                    )   ss.
COUNTY OF JACKSON   )

     Mary H. Berkowitz, on his oath, first being duly sworn, states that he is the last Secretary/Treasurer (President, Vice President, Secretary or Treasurer) of Gold Cross Ambulance, Inc., a Missouri corporation; that he is acting as one of and on behalf of the statutory trustees, that the trustees have caused the correction of the condition or conditions giving rise to the forfeiture; that said corporation has not evaded or attempted to evade service of process issued from any court of this State; that it has not attempted to conceal from the general public the location of its principal place of business in this State, nor the address of its President or Secretary, so that the ordinary process of law could not be served upon it; that is has paid to the Missouri Department of Revenue all state taxes which it may owe.


                                        /s/ Mary H. Berkowitz
                                        ----------------------------------------
                                        (The last President, Vice President,
                                        Secretary or Treasurer)

Subscribed and sworn to before me this 6th day of May, 1986

Commission expires March 6, 1989.


                                        /s/ Debra J. Kolb
                                        ----------------------------------------
                                        (Notary Public)

                                STATE OF MISSOURI

                     Judith K. Moriarty, Secretary of State
                     P.O. Box 778, Jefferson City, MO 65102

                              Corporation Division

                                 ARTICLE MERGER
                         (To be submitted in duplicate)

     Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned corporations certify the following:

(1)  That Gold Cross Ambulance, Inc. of Missouri.

(2)  That GCA Acquisition, Inc. of Missouri.

(3)  That (None)

     are hereby merged and that the above named Gold Cross Ambulance, Inc. is the surviving corporation.

(4) That the Board of Directors of Gold Cross Ambulance, Inc. (Name of Corporation), met on November 2, 1994 and by resolution adopted by written consent of the sole director approved the Plan of Merger set forth in these articles.

(5) That the Board of Directors of GCA Acquisition, Inc. (Name of Corporation) met on November 1, 1994 and by resolution adopted by written consent of the sole director approved the Plan of Merger set forth in these articles.

(6) That the Board of Directors (None) (Name of Corporation) met on ____________ and by resolution adopted by a majority vote of the members of such board approved the Plan of Merger set forth in these articles.

(7) The Plan of Merger thereafter was approved by written consent of sole shareholder Gold Cross Ambulance, Inc. dated November 1994 at 1006 Grand Ave. Kansas City, MO and at such meeting there were 502 shares entitled to vote and 502 voted in favor and 0 voted against said plan.

(8) The Plan of Merger thereafter was approved by written consent of the shareholder GCA Acquisition, Inc. held on November 1, 1994 at 67 Batterymarch St., Boston, MA and 100 shares entitled to vote and 100 voted in favor and 0 voted against said plan.

(9) The Plan of Merger thereafter was submitted to a vote at the special meeting of the shareholders of None held on ______________ at _____________ and at such meeting there were ____________ shares entitled to vote and _________ voted in favor and ___________ voted against said plan.

(10) PLAN OF MERGER

     1.   Gold Cross Ambulance, Inc. of Missouri is the survivor.

     2. All of the property, rights, privileges, leases and parents of the GCA Acquisition, Inc. Corporation and (None) Corporation are to be transferred to and become the property of Gold Cross Ambulance, Inc., the survivor. The officers and board of directors of the above named corporations are authorized to execute all deeds, assignments. and documents of every nature which may be needed to effectuate a full and complete transfer of ownership.

     3. The officers and board of directors of Gold Cross Ambulance, Inc. shall continue in office until their successors are duly elected and qualified under the provisions of the by-laws of the surviving corporation.

     4. The outstanding shares of GCA Acquisition, Inc. shall be exchanged for shares of Gold Cross Ambulance, Inc. on the following basis:

          100 shares $.01 par value for 100 shares $10.00 par value of the Surviving Corporation.

     5. The outstanding shares of (None) shall be exchanged for shares of __________ on the following basis:

     6. The articles of incorporation on of the survivor are not amended as follows:

IN WITNESS WHEREOF, these Articles of Merger have been executed in duplicate by the aforementioned corporations as of the day and year hereafter acknowledged.

CORPORATE SEAL                             Gold Cross Ambulance, Inc.


                                           By /s/ Michael C. Willig, President
                                              ----------------------------------
                                              (Its President and Vice President)

ATTEST:


By: /s/ X
    ------------------------------------
    Its Secretary or Assistant Secretary

CORPORATE SEAL                             GCA Acquisition, Inc.


                                           By /s/ Michael J. McClymont
                                              ----------------------------------
                                              (Its President or Vice President)

ATTEST:


By: /s/ Thomas L. Little
    ------------------------------------
    Its Secretary or Assistant Secretary

         CORPORATE SEAL
                                           -------------------------------------
                                           (Name of Corporation)


                                           By
                                              ----------------------------------
                                              (Its President or Vice President)

ATTEST:


By
   -------------------------------------
   Its Secretary or Assistant Secretary

State of Missouri   )
                    )   ss.
County Of Jackson   )

     I, Nancy P. Dickinson, a Notary Public, do hereby certify that on the 2nd day of November, 1994, personally appeared before me Michael C. Willig who being by me first duly sworn, declared that he is the President of Gold Cross Ambulance, Inc. that he signed the foregoing documents as President of the corporation, and that the statements therein contained are true.

(Notarial Seal)


                                           /s/ Nancy P. Dickinson
                                           -------------------------------------
                                           Notary Public

                                           My commission expires _______________

State Of Missouri   )
                    )   ss.
County Of Jackson   )

     I, Nancy P. Dickinson, a Notary Public, do hereby certify that on the 2nd day of November, 1994, personally appeared before me Michael J. McClymont who being by me first duly sworn, declared that he is the Vice-President of GCA Acquisition, Inc. that he signed the foregoing documents as __________ of the corporation, and that the statements therein contained are true.

(NotarIAL Seal)


                                           /s/ Nancy P. Dickinson
                                           -------------------------------------
                                           Notary Public

                                           My commission expires _______________

State of _________________ )
                           )  ss.
County of ________________ )

     I, ____________________________________________________________________, a
Notary Public, do hereby certify that on the _________________________________ day of __________________, 19__, personally appeared before me _________________
__________________________________________________________ who being by me first duly sworn, declared that he is the _____________________________ of ____________________________________________ that he signed the foregoing documents as _____________________________________ of the corporation, and that the statements therein contained are true.

(Notarial Seal)


                                           -------------------------------------
                                           Notary Public

                                           My commission expires _______________

The Secretary of State's Office makes every effort to provide program accessibility to all citizens without regard to disability. If you desire this publication in alternate form because of a disability, please contact the Director of Publications, P.O. Box 778, Jefferson City, Mo. 65102; phone (314) 751-1814. Hearing-impaired citizens may contact the Director by phone through Missouri Relay (800-735-2966). The Corporations Division also maintains a Telecommunications Device for the Deaf (TDD) at (314) 526-3599.

                                STATE OF MISSOURI

                   Rebecca McDowell, Cook, Secretary of State
                     P.O. Box 778, Jefferson City, Mo. 65102

                              Corporation Division

                     Amendment of Articles of Incorporation
                         (To be submitted in duplicate)

     Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

1. The present name of the Corporation is Gold Cross Ambulance, Inc. The name under which it was originally organized was Gold Cross Ambulance, Inc.

2. An amendment to the Corporation's Articles of Incorporation was adopted by the shareholders on March 1, 1995.

3.   Article Number One is amended to read as follows:

     THE NAME OF THE CORPORATION IS MEDEVAC MEDICAL RESPONSE, INC.

           (If more than one article is to be amended or more space is needed attach fly sheet.)

4. Of the 100 shares outstanding, 100 of such shares were entitled to vote on such amendment.

     The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

Class    Number of Outstanding Shares
-----    ----------------------------
Common                100

5.   The number of shares voted for and against the amendment was as follows:

Class    Number of Outstanding Shares   No Voted Against
-----    ----------------------------   ----------------
Common                100                       0

6. If the amendment changed the number or par value of authorized shares having a par value, the amount in dollars of authorized shares having a par value as changed is:

7. If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:

     If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

IN WITNESS WHEREOF, the undersigned, Thomas L. Little, President has executed this instrument and its Secretary, Robert E. Duncan II has affixed its corporate seal hereto and attested said seal on the 1st day of March, 1995.

           Place
      CORPORATE SEAL
           Here
(If no seal, state "None")


                                           Gold Cross Ambulance, Inc.
                                           Name of Corporation

ATTEST:


/s/ Robert E. Duncan II                    By /s/ Thomas L. Little
----------------------------------------      ----------------------------------
Its Secretary or Assistant Secretary          President or Vice President

STATE OF KANSAS     )
                    )   ss.
COUNTY OF SHAWNEE   )

     I, Kerry E. Butterfield, a Notary Public, do hereby certify that on the 1st day of March, 1995, personally appeared before me Thomas L. Little who, being by me first duly sworn, declared that he is the President of Gold Cross Ambulance, Inc. that he signed the foregoing documents as President of the corporation, and that the statements therein contained are true.

(Notarial Seal)


                                           /s/ Kerry E. Butterfield
                                           -------------------------------------
                                           Notary Public

                                           My commission expires 9-12-98

                                STATE OF MISSOURI

                   Rebecca McDowell, Cook, Secretary of State
                     P.O. Box 778, Jefferson City, Mo. 65102

                              Corporation Division

                     Statement of Change of Registered Agent
                              or Registered Office

                                  INSTRUCTIONS

1. The filing fee for this change is $10.00. Change must be filed in DUPLICATE.

2.   P.O. Box may only be used in conjunction with Street, Route or Highway.

3.   Agent and address must be in the State of Missouri.

4. If a corporation, officers (president or vice president and secretary or assistant secretary) must sign, and president's or vice president's signature must be notarized.

5. If limited partnership, general partner must sign and have their signature notarized.

                                                            Charter No. 00188426

The undersigned corporation or limited partnership, organized and existing under the laws of the State of Missouri for the purpose of changing its registered agent "The General and Business Corporation Act of Missouri," or the "Missouri Uniform Limited Partnership Law," represents that:

(1) The name of the corporation/ltd. partnership is: Medevac Medical Response, Inc.

(2)  The name of its registered agent before this change is: C. Robert Buckley

(3)  The name of the new registered agent is: Busch Registered Agent, Inc.

(4) The address, including street number, if any, of its registered office before this change is: 311 West Kansas, Independence, MO 64050

(5)  Its registered office (including street number, if any change is to be made) is hereby CHANGED TO: 235 East High, Suite 300, Jefferson City, MO 65101

(6) The address of its registered office and the address of the business office of its registered agent, as changed will be identical.

(7) Such change was authorized by resolution duly adopted by the board of directors of the corporation or by the limited partnership.

IN WITNESS WHEREOF, the undersigned corporation or limited partnership has caused this report to be executed in its name by its President or Vice President of the corporation, or General Partner of the limited partnership, and attested to by the assistant secretary if a corporation on the 31st day of July, 1995.

                                           Medevac Medical Response, Inc.
                                           Name of corporation or limited
                                           partnership

(CORPORATE SEAL)
If no seal, state "none"


                                           By /s/ Thomas L. Little
                                              ----------------------------------
                                              President or Vice President of
                                              corporation
                                                           or
                                              General Partner of limited
                                              partnership

Attest:


/s/ Robert E. Duncan II
----------------------------------------
Secretary or Assistant Secretary
of corporation

State Of Kansas     )
                    )   ss.
County Of Shawnee   )

     I, Kerry E. Butterfield, a Notary Public, do hereby certify that on the 31st day of July, 1995, personally appeared before me Thomas L. Little who declares he/she is the President or Vice President of the corporation, or a General Partner of the limited partnership, executing the foregoing documents, and being first duly sworn, acknowledged he/she signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

(Notarial Seal)

                                           /s/ Kerry E. Butterfield
                                           -------------------------------------
                                           Notary Public

                                           My commission expires 9-12-98

                                STATE OF MISSOURI

                   Rebecca McDowell, Cook, Secretary of State
                     P.O. Box 778, Jefferson City, MO 65102

                              Corporation Division

                     Statement of Change of Registered Agent
                              or Registered Office

                                  INSTRUCTIONS

1. The filing fee for this change is $10.00. Change must be filed in DUPLICATE.

2.   P.O. Box may only be used in conjunction with Street, Route or Highway.

3.   Agent and address must be in the State of Missouri.

4. If a corporation, officers (president or vice president and secretary or assistant secretary) must sign, and president's or vice president's signature must be notarized.

5. If limited partnership, general partner must sign and have their signature notarized.

                                                            Charter No. 00188426

The undersigned corporation or limited partnership, organized and existing under the laws of the State of Missouri for the purpose of changing its registered agent "The General and Business Corporation Act of Missouri," or the "Missouri Uniform Limited Partnership," represents that:

(1) The name of the corporation/ltd. partnership is: Medevac Medical Response, Inc.

(2) The name of its registered agent before this change is: Husch Registered Agent, Inc.

(3) The name of the new registered agent is: SNR Registered Agent Services, Inc.

(4) The address, including street number, if any, of its registered office before this change is: 235 East High, Suite 300, Jefferson City, Missouri 65101

(5)  Its registered office (including street number, if any change is to be made) is hereby CHANGED TO: 4520 Main, Suite 1100, Kansas City, Missouri 64111

(6) The address of its registered office and the address of the business office of its registered agent, as changed will be identical.

(7) Such change was authorized by resolution duly adopted by the board of directors of the corporation or by the limited partnership.

IN WITNESS WHEREOF, the undersigned corporation or limited partnership has caused this report to be executed in its name by its President or Vice President of the corporation, or General Partner of the limited partnership, and attested to by the assistant secretary if a corporation on the _________ day of ___________, 19__

                                           Medevac Medical Response, Inc.
                                           Name of corporation or limited
                                           partnership

(CORPORATE SEAL)
If no seal, state "none"


                                           By /s/ David Bingaman
                                              ----------------------------------
                                              President or Vice President of
                                              corporation
                                                           or
                                              General Partner of limited
                                              partnership

Attest:


/s/ Tom C. Nelson
-------------------------------------
Secretary or Assistant Secretary
of corporation

STATE OF Colorado    )
                     )   ss.
COUNTY OF Arapahoe   )

     I, Michelle B. Pate, a Notary Public, do hereby certify that on the 30 day of September, 1996, personally appeared before me David A. Bingaman who declares he/she is the President or Vice President of the corporation, or a General Partner of the limited partnership, executing the foregoing documents, and being first duly sworn, acknowledged he/she signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


(Notarial Seal)                            /s/ Michelle B. Pate
                                           -------------------------------------
                                           Notary Public

                                           My commission expires 7-21-97

                                STATE OF MISSOURI

                    Rebecca McDowel, Cook, Secretary of State
                     P.O. Box 778, Jefferson City, Mo. 65102

                              Corporation Division

                     Statement of Change of Registered Agent
                              or Registered Office

                                  INSTRUCTIONS

1. The filing fee for this change is $10.00. Change must be filed in DUPLICATE.

2.   P.O. Box may only be used in conjunction with Street, Route or Highway.

3.   Agent and address must be in the State of Missouri.

4. If a corporation, officers (president or vice president and secretary or assistant secretary) must sign, and president's or vice president's signature must be notarized.

5. If limited partnership, general partner must signed and have their signature notarized.

                                                            Charter No. 00188426

The undersigned corporation or limited partnership, organized and existing under the laws of the State of Missouri for the purpose of changing its registered agent "The General and Business Corporation Act of Missouri," or the "Missouri Uniform Limited Partnership Law," represents that:

(1) The name of the corporation/ltd. partnership is: Medevac Medical Response, Inc.

(2) The name of its registered agent before this change is: SNR Registered Agent Services

(3)  The name of the new registered agent is: THE CORPORATION COMPANY

(4) The address, including street number, if any, of its registered office before this change is: 4520 Main, Suite 1100, Kansas City, MO 64111

(5) Its registered office (including street number, if any change is to be made) is hereby CHANGED TO: 7733 Forsyth Blvd., Clayton, Missouri 63105

(6) The address of its registered office and the address of the business office of its registered agent, as changed will be identical.

(7) Such change was authorized by resolution duly adopted by the board of directors of. the corporation or by the limited partnership.

IN WITNESS WHEREOF, the undersigned corporation or limited partnership has caused this report to be executed in its name by its President or Vice President of the corporation, or General Partner of the limited partnership, and attested to by the assistant secretary if a corporation on the 13 day of March, 1997.

                                           Medevac Medical Response, Inc.
                                           Name of corporation or limited
                                           partnership

(CORPORATE SEAL)
If no seal, state "none"


                                           By /s/ William George
                                              ----------------------------------
                                              President or Vice President of
                                              corporation
                                                           or
                                              General Partner of limited
                                              partnership William George,
                                              Vice President

Attest:


/s/ David C. Colby,
----------------------------------------
Secretary or Assistant Secretary
of corporation

David C. Colby, Assistant Secretary

State Of Colorado    )
                     )   ss.
County Of Arapahoe   )

     I, Sheri Kilgore, a Notary Public, do hereby certify that on the 13 day of March, 1997, personally appeared before me William George who declares he/she is the President or Vice President of the corporation, or a General Partner of the limited partnership, executing the foregoing documents and being first duly sworn, acknowledged he or she signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

(Notary Seal)


                                           /s/ Sheri Kilgore
                                           -------------------------------------
                                           Notary Public

                                           My commission expires 4-2-2000

                                STATE OF MISSOURI

                    Rebecca McDowell Cook, Secretary of State
                     P.O. Box 778, Jefferson City, Mo. 65102

                              Corporation Division

                     Statement of Change of Business Office
                              of a Registered Agent

                                  Instructions

1. The filing fee for this change is $10.00. Change must be filed in DUPLICATE.

2.   P.O. Box may only be used in conjunction with Street, Route or Highway.

3.   Agent and address must be in the State of Missouri.

4. The corporation or limited partnership cannot act as its own registered agent. The registered agent should sign in his individual name, unless the registered agent is a corporation, in which case the execution should be by proper officers.

                                                            Charter No. 00188426

The undersigned registered agent, for the purpose of changing its business office in Missouri as provided b y the provisions of "The General and Business Corporation Act in Missouri," or the "Missouri Uniform Limited Partnership Law," represents that:

1. The name of the corporation/limited. partnership is MEDEVAC MEDICAL RESPONSE, INC.

2. The name of this registered agent before this change is: The Corporation Company

3. The address, including street number, if any, of the present business office of the registered agent is 7733 Forsyth Blvd., Clayton, Missouri 63105

4. The address, including street number, if any, of the business office of the registered agent is hereby changed to 120 Central Avenue, Clayton, Missouri 63105.

5. Notice in writing of the change has been mailed by the registered agent to the corporation/limited partnership named above.

6. The address of the registered office of the corporation/limited partnership named above and the business office of the registered agent, as changed, is identical.

     (The following should be executed only if the registered agent is a natural person)

     IN WITNESS WHEREOF, the undersigned registered agent has caused this report to be executed this ____________________________________________________________
day of _________________________________________________________________________
________________________________________________________________________, 19____


                                           -------------------------------------
                                           Signature of Registered Agent

State of _________________)
                          )   ss.
County of ________________)

     On this__________________ day of ________________________, in the year
19____, before me, ______________, a Notary Public in and for said state, personally appeared ______________________ known to me to be the _______ person who executed the within Statement of Change of Business Office and acknowledged to me that executed the same for the purposes therein stated.

(Notarial Seal)


                                           -------------------------------------
                                           Notary Public

                                           My commission expires _______________

     (The following should be executed only if the registered agent is a corporation)

     IN WITNESS WHEREOF, the undersigned registered agent has caused this report to be executed in its name by, its president or vice president, attested by its secretary or assistant secretary this 27th day of March, 1998.

                                           The Corporation Company
                                           Name of Corporation

(Corporate Seal)  None
If no seal, state "none"                   By /s/ Kenneth J. Uva
                                              ----------------------------------
                                              President or Vice President

Attest:


/s/ Marie Hauer
----------------------------------------
Secretary or Assistant Secretary

State of New York    )
                     )   ss.
County of New York   )

     On this 27th day of March in the year 1998, before me Theresa Alfieri, a Notary Public in and for said state, personally appeared Kenneth J. Uva, Vice President, The Corporation Company known to me to be the person who executed the within Statement of Change of Business Office on behalf of said corporation and acknowledged to me that he executed the same for the purposes therein stated.


                                           /s/ Theresa Alfieri
                                           -------------------------------------
                                           Notary Public

(Notarial Seal)                            My commission expires 12/31/99